Dreyfus
Appreciation
Fund, Inc.
Annual Report


December 31, 1997

Dreyfus Appreciation Fund, Inc.
-----------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this annual report for the Dreyfus Appreciation Fund, Inc. for the 12-month period ended December 31, 1997. Over this period, the Fund produced a total return of 27.85%,* which compares with a total return of 33.35% for the the Standard & Poor's 500 Composite Stock Price Index.**

Portfolio Composition

   At the close of the period, the Fund had 0.3% of its net assets in short-term Treasuries, and industry concentrations in consumer staples, health care and financials. We will continue to invest the short-term cash equivalent assets as investment opportunities arise in favorable market conditions.

Economic Outlook

   The U.S. economy is positioned to extend the current business cycle, building on a foundation of positive fundamentals and prudent monetary policy. If the economy continues to expand throughout the year, as we expect, the current cycle will become the longest peacetime expansion. The prospect of continued low inflation, declining interest rates and a balanced budget for the first time since the mid-seventies, presents a positive backdrop for financial assets in our view, although Gross Domestic Product (GDP) growth will slow and earnings momentum will decline.

    Pessimism is pervasive, reflecting uncertainty about the length and depth of the Asian crisis and the prospect of weaker corporate profits squeezed by cheap imports, no pricing power and moderating demand. However, negative sentiment can also be viewed as a positive factor or market stabilizer as it counteracts speculative excesses that have developed during various periods in this long market advance, and maintains the self-correcting dynamic which has rationalized equities' historically high total return over the past three years.

    Our outlook calls for average annual GDP growth to moderate to 2.5%, with inflation declining to 1.5%. In this environment, the yield on the 30-year bond should decline toward 5.0%. Moderation in the rate of growth will reflect a decline in export growth, a fall-off in capital spending, weaker growth in consumer spending and a rapidly deteriorating current account balance, due to the influx of extremely price-competitive imports from devalued Asian currencies. The high correlation between corporate profit growth and GDP supports our outlook for profit growth of 6.0%.

Market Environment

   The equity market became somewhat speculative in mid-1997. We saw a distinct shift in favor of small to mid-sized companies that might benefit from a stronger-than-expected economy in the short term. The deepening crisis in Asia brought about a palpable retrenchment in the fourth quarter, as investors sought safe haven in companies of more dependable earnings. We believe that a combination of weaker growth at home and growing risk aversion among investors should cause higher-quality issues to outperform in 1998. In a slower growth, low inflation environment, we would expect the pharmaceutical and financial service holdings to benefit from visible earnings growth. Companies with leading consumer brands can take advantage of weakened competitors and devalued currencies to purchase assets at distressed prices, thus enhancing long-term global market share.

Investment Highlights

   Although the Fund achieved an outstanding absolute rate of return of 27.85%, it underperformed the S&P 500 benchmark. This relative shortfall was principally due to our firm's equity strategy of concentrating on large-capitalization, high quality, multinational companies. These stocks weakened at mid-year when gains in equity markets reached excessive levels and an increasingly speculative sentiment pervaded, driven by the effort to lock in relatively short-term gains. Investors booked profits in the large, high quality companies and moved into smaller and mid-cap companies, as well as more speculative issues. With a long-term time horizon, our approach may forsake short-term gains, in which momentum-based strategies and market timers attempt to exploit changes in equity prices related to current market sentiment and technical factors, rather than long-term, fundamental economic, industry and company analysis.

   During the year, investments in consumer staples, which outperformed the overall market, had the most positive impact on the Fund's absolute performance led by shares of Procter & Gamble, Coca-Cola, Philip Morris, Walgreen and Gillette. The health care sector was the second best performing sector in the Index and had the second most positive impact on the Fund, led by the performance of Pfizer, Merck & Co. Johnson & Johnson and American Home Products. Financial services was the best performing sector in the S&P Index and this sector had the third most positive impact on the Fund's results, led by shares of Federal National Mortgage Association, Chase Manhattan, Citicorp, Berkshire Hathaway, Cl.A and Marsh & McLennan.

   We appreciate your investment in the Dreyfus Appreciation Fund, Inc. and we will continue to seek rewarding returns on your behalf.

                                                     Sincerely,

                                                     /s/ Fayez Sarofim
                                                     Fayez Sarofim
                                                     Portfolio Manager

January 16, 1998
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

Dreyfus Appreciation Fund, Inc.                               December 31, 1997
-------------------------------------------------------------------------------

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS APPRECIATION
      FUND, INC. AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX


[GRAPH]                          Dollars


$92,216
Standard & Poor's 500
Composite Stock Price
Index*


$90,279
Dreyfus
Appreciation Fund, Inc.


*Source: Lipper Analytical Services Inc.


Average Annual Total Returns
-----------------------------------------------------------------------------

 One Year Ended               Five Years Ended                Ten Years Ended          From Inception (1/18/84)
December 31, 1997             December 31, 1997              December 31, 1997           to December 31, 1997
------------------            ------------------             ------------------        -------------------------
     27.85%                        18.25%                         17.17%                        17.08%

-----------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Appreciation Fund, Inc. on 1/18/84(Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 1/31/84 is used as the beginning value on 1/18/84. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard and Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Appreciation Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments                                     December 31, 1997

Common Stocks--99.2%                                                              Shares              Value
-----------------------------------------------------------------------       ------------        --------------
                  Apparel--2.3%  Christian Dior........................            150,000        $   15,377,585
                                 NIKE, Cl. B...........................            475,000            18,643,750
                                 Polo Ralph Lauren .................(a)            300,000             7,293,750
                                 Warnaco Group, Cl. A..................            130,000             4,078,750
                                                                                                  --------------
                                                                                                      45,393,835
                                                                                                  --------------

               Automotive--6.1%  Chrysler..............................          1,100,000            38,706,250
                                 Ford Motor............................          1,149,905            55,986,000
                                 General Motors........................            400,000            24,250,000
                                 Meritor Automotive....................             91,666             1,930,715
                                                                                                  --------------
                                                                                                     120,872,965
                                                                                                  --------------

                  Banking--6.9%  Chase Manhattan.......................            460,000            50,370,000
                                 Citicorp..............................            460,000            58,161,250
                                 HSBC Holdings, A.D.R..................             35,000             8,802,500
                                 SunTrust Banks........................            275,000            19,628,125
                                                                                                  --------------
                                                                                                     136,961,875
                                                                                                  --------------

          Basic Materials--2.5%  Dow Chemical..........................             80,000             8,120,000
                                 duPont (E.I.) de Nemours & Co.........            600,000            36,037,500
                                 Rohm & Haas...........................             50,000             4,787,500
                                                                                                  --------------
                                                                                                      48,945,000
                                                                                                  --------------

            Capital Goods--8.9%  AlliedSignal..........................            600,000            23,362,500
                                 Boeing................................            450,900            22,065,919
                                 Caterpillar...........................            430,000            20,881,875
                                 Emerson Electric......................            275,000            15,520,313
                                 General Electric......................            800,000            58,700,000
                                 Minnesota Mining & Manufacturing......            250,000            20,515,625
                                 Rockwell International................            275,000            14,368,750
                                                                                                  --------------
                                                                                                     175,414,982
                                                                                                  --------------

   Communication Services--3.1%  BellSouth.............................            500,000            28,156,250
                                 SBC Communications....................            450,096            32,969,532
                                                                                                  --------------
                                                                                                      61,125,782
                                                                                                  --------------

                Computers--4.9%  Cisco Systems .....................(a)            352,500            19,651,875
                                 Compaq Computer.......................            625,000            35,273,438
                                 Hewlett-Packard.......................            475,000            29,687,500
                                 Microsoft .........................(a)            100,000            12,925,000
                                                                                                  --------------
                                                                                                      97,537,813
                                                                                                  --------------

              Electronics--3.8%  Intel.................................          1,050,000            73,762,500
                                 Raytheon, Cl. A.......................             25,508             1,257,863
                                                                                                  --------------
                                                                                                      75,020,363
                                                                                                  --------------

                   Energy--8.6%  British Petroleum, A.D.S..............            475,000            37,851,563
                                 Chevron...............................            425,000            32,725,000
                                 Exxon.................................            625,000            38,242,188


Dreyfus Appreciation Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)                         December 31, 1997

Common Stocks (continued)                                                        Shares              Value
-----------------------------------------------------------------------       ------------        --------------
            Energy (continued)   Mobil.................................            450,000        $   32,484,375
                                 Pennzoil..............................             10,000               668,125
                                 Royal Dutch Petroleum (New York Shares)           500,000            27,093,750
                                                                                                  --------------
                                                                                                     169,065,001
                                                                                                  --------------

                  Finance--5.2%  American General......................            300,000            16,218,750
                                 Associates First Capital, Cl. A.......            325,000            23,115,625
                                 Federal National Mortgage Association.            875,000            49,929,687
                                 Hertz, Cl. A..........................            350,000            14,087,500
                                                                                                  --------------
                                                                                                     103,351,562
                                                                                                  --------------

Food, Beverage & Tobacco--14.3%  American Stores.......................            150,000             3,084,375
                                 Anheuser-Busch........................            140,000             6,160,000
                                 Coca-Cola.............................          1,285,000            85,613,125
                                 Kellogg...............................            250,000            12,406,250
                                 Nestle, A.D.R.........................            350,000            26,140,625
                                 PepsiCo...............................          1,100,000            40,081,250
                                 Philip Morris.........................          1,600,000            72,500,000
                                 Unilever, N.V (New York Shares).......            100,000             6,243,750
                                 Walgreen..............................          1,000,000            31,375,000
                                                                                                  --------------
                                                                                                     283,604,375
                                                                                                  --------------

             Health Care--18.3%  Abbott Laboratories...................            525,000            34,420,313
                                 American Home Products................            500,000            38,250,000
                                 Johnson & Johnson.....................            950,000            62,581,250
                                 Merck & Co............................            800,000            85,000,000
                                 Pfizer................................          1,400,000           104,387,500
                                 Roche Holdings, A.D.R.................            325,000            32,256,250
                                 Schering-Plough.......................             75,000             4,659,375
                                                                                                  --------------
                                                                                                     361,554,688
                                                                                                  --------------

                Insurance--2.8%  Berkshire Hathaway, Cl. A..........(a)                700            32,200,000
                                 Marsh & McLennan......................            300,000            22,368,750
                                                                                                  --------------
                                                                                                      54,568,750
                                                                                                  --------------

      Media/Entertainment--2.0%  Disney (Walt).........................            120,000            11,887,500
                                 McDonald's............................            450,000            21,487,500
                                 Tricon Global Restaurants..........(a)            225,000             6,539,062
                                                                                                  --------------
                                                                                                      39,914,062
                                                                                                  --------------

            Personal Care--6.2%  Lauder (Estee)........................            250,000            12,859,375
                                 Gillette..............................            485,000            48,712,187
                                 Procter & Gamble......................            770,000            61,455,625
                                                                                                  --------------
                                                                                                     123,027,187
                                                                                                  --------------

               Photography--.8%  Eastman Kodak.........................            250,000            15,203,125
                                                                                                  --------------

                Publishing--.5%  McGraw-Hill...........................            100,000             7,400,000
                                 News Corp, A.D.R......................            120,000             2,677,500
                                                                                                  --------------
                                                                                                      10,077,500
                                                                                                  --------------

Dreyfus Appreciation Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)                         December 31, 1997

Common Stocks (continued)                                                        Shares              Value
-----------------------------------------------------------------------       ------------        --------------
                    Retail--.7%  May Department Stores.................             50,000        $    2,634,375
                                 Wal-Mart Stores.......................            300,000            11,831,250
                                                                                                  --------------
                                                                                                      14,465,625
                                                                                                  --------------

           Transportation--1.3%  Norfolk Southern......................            825,000            25,420,312
                                                                                                  --------------
                                 TOTAL COMMON STOCKS
                                   (cost $1,384,883,674)...............                           $1,961,524,802
                                                                                                  ==============
Preferred Stocks--.4%
-----------------------------------------------------------------------
                   Publishing;   News Corp, A.D.R.
                                   (cost $7,781,484)...................            450,000        $    8,943,750
                                                                                                  ==============

                                                                                 Principal
Short-Term Investments--.3%                                                        Amount
-----------------------------------------------------------------------         ----------
          U.S. Treasury Bills:   5.09%, 1/22/1998......................         $1,082,000        $    1,078,819
                                 5.25%, 2/26/1998......................            100,000                99,227
                                 5.20%, 3/5/1998.......................            666,000               659,999
                                 5.23%, 3/12/1998......................          1,788,000             1,770,174
                                 5.17%, 3/19/1998......................            399,000               394,591
                                 5.12%, 4/2/1998.......................          2,102,000             2,074,338
                                                                                                  --------------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $6,077,111)..................                           $    6,077,148
                                                                                                  ==============

TOTAL INVESTMENTS (cost $1,398,742,269)................................              99.9%        $1,976,545,700
                                                                                    ======        ==============

CASH AND RECEIVABLES (NET).............................................                .1%        $    1,092,333
                                                                                    ======        ==============

NET ASSETS.............................................................             100.0%        $1,977,638,033
                                                                                    ======        ==============

Notes to Statement of Investments:
-----------------------------------------------------------------------------
(a) Non-income producing.

                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
-----------------------------------------------------------------------------
Statement of Assets and Liabilities                         December 31, 1997

                                                                                             Cost                    Value
                                                                                        --------------          --------------
ASSETS:                 Investments in securities--See Statement of Investments.        $1,398,742,269          $1,976,545,700
                        Cash...................................................                                     14,977,769
                        Cash denominated in foreign currencies.................                134,143                 133,464
                        Dividends and interest receivable......................                                      2,521,628
                        Receivable for shares of Common Stock subscribed.......                                      1,896,521
                        Prepaid expenses.......................................                                        178,017
                                                                                                                --------------
                                                                                                                 1,996,253,099
                                                                                                                --------------

LIABILITIES:            Due to The Dreyfus Corporation and affiliates..........                                        810,819
                        Due to Fayez Sarofim & Co..............................                                        444,221
                        Due to Distributor.....................................                                        165,136
                        Payable for shares of Common Stock redeemed............                                     16,760,944
                        Accrued expenses.......................................                                        433,946
                                                                                                                --------------
                                                                                                                    18,615,066
                                                                                                                --------------
NET ASSETS  ...................................................................                                 $1,977,638,033
                                                                                                                ==============

REPRESENTED BY:         Paid-in capital........................................                                 $1,399,595,417
                        Accumulated distributions in excess of investment income--net                                  (98,228)
                        Accumulated net realized gain (loss) on investments and
                          foreign currency transactions........................                                        340,838
                        Accumulated net unrealized appreciation (depreciation)
                          on investments and foreign currency transactions.....                                    577,800,006
                                                                                                                --------------
NET ASSETS  ...................................................................                                 $1,977,638,033
                                                                                                                ==============

SHARES OUTSTANDING
(100 million shares of $.01 par value Common Stock authorized).................                                     61,070,685

NET ASSET VALUE, offering and redemption price per share.......................                                         $32.38
                                                                                                                        ======



                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
------------------------------------------------------------------------------
Statement of Operations                           Year Ended December 31, 1997

INVESTMENT INCOME
INCOME:                 Cash dividends
                           (net of $499,377 foreign taxes withheld at source)..                $ 27,441,153
                        Interest...............................................                   1,719,808
                                                                                               ------------
                              Total Income.....................................                                  $ 29,160,961

EXPENSES:               Investment advisory fee--Note 3(a)......................                  4,475,808
                        Sub-investment advisory fee--Note 3(a)..................                  4,130,808
                        Shareholder servicing costs--Note 3(b)..................                  4,365,886
                        Registration fees......................................                     351,552
                        Custodian fees--Note 3(b)...............................                    119,755
                        Professional fees......................................                      88,868
                        Prospectus and shareholders' reports...................                      86,415
                        Directors' fees and expenses--Note 3(c).................                     35,791
                        Interest expense--Note 2................................                     11,262
                        Loan commitment fees--Note 2............................                     11,213
                        Miscellaneous..........................................                      12,527
                                                                                               ------------
                              Total Expenses...................................                                    13,689,885
                                                                                                                 ------------

INVESTMENT INCOME--NET..........................................................                                   15,471,076

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                        Net realized gain (loss) on investments and
                           foreign currency transactions.......................                $  4,286,731
                        Net unrealized appreciation (depreciation) on investments and
                           foreign currency transactions.......................                 317,934,827
                                                                                               ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                   322,221,558
                                                                                                                 ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                                  $337,692,634
                                                                                                                 ============


                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                         Year Ended          Year Ended
                                                                                      December 31, 1997   December 31, 1996
                                                                                      -----------------   -----------------
OPERATIONS:

  Investment income--net................................................              $   15,471,076      $    8,578,200
  Net realized gain (loss) on investments..............................                    4,286,731           3,060,053
  Net unrealized appreciation (depreciation) on investments............                  317,934,827         136,758,813
                                                                                      --------------      --------------
      Net Increase (Decrease) in Net Assets Resulting from Operations..                  337,692,634         148,397,066
                                                                                      --------------      --------------
DIVIDENDS TO SHAREHOLDERS:
  From investment income--net...........................................                 (15,585,302)         (8,454,676)
  In excess of investment income--net...................................                     (98,228)           --
  From net realized gain on investments................................                   (3,671,898)           --
                                                                                      --------------      --------------
      Total Dividends..................................................                  (19,355,428)         (8,454,676)
                                                                                      --------------      --------------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold........................................                3,038,700,676         955,936,798
  Dividends reinvested.................................................                   17,226,988           7,839,218
  Cost of shares redeemed..............................................               (2,242,123,459)       (715,488,852)
                                                                                      --------------      --------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions                  813,804,205         248,287,164
                                                                                      --------------      --------------
        Total Increase (Decrease) in Net Assets........................                1,132,141,411         388,229,554

NET ASSETS:
  Beginning of Period..................................................                  845,496,622         457,267,068
                                                                                      --------------      --------------
  End of Period........................................................               $1,977,638,033      $  845,496,622
                                                                                      ==============      ==============
Undistributed investment income (Distributions in excess of
  investment income)--net..............................................               $      (98,228)     $      123,595
                                                                                      --------------      --------------
                                                                                          Shares              Shares
                                                                                      --------------      --------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................                  102,660,433          40,260,066
  Shares issued for dividends reinvested...............................                      538,558             301,519
  Shares redeemed......................................................                  (75,178,590)        (29,767,862)
                                                                                      --------------      --------------
      Net Increase (Decrease) in Shares Outstanding....................                   28,020,401          10,793,723
                                                                                      ==============      ==============



                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
-----------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                     Year Ended December 31,
                                                 ------------------------------------------------------------------
PER SHARE DATA:                                    1997          1996           1995            1994          1993
                                                 -------        -------        -------        -------       -------
   Net asset value, beginning of period .         $25.58         $20.55        $15.17         $14.92         $15.15
                                                  ------         ------        ------         ------         ------
   Investment Operations:
   Investment income--net.................           .25            .25           .33            .28            .24
   Net realized and unrealized gains (loss)
     on investments......................           6.87           5.03          5.42            .26           (.14)
                                                  ------         ------        ------         ------         ------
   Total from Investment Operations......           7.12           5.28          5.75            .54            .10
                                                  ------         ------        ------         ------         ------
   Distributions:
   Dividends from investment income--net..          (.26)          (.25)         (.34)          (.28)          (.24)
   Dividends in excess of investment
     income--net..........................          (.00)(1)        --          --             --              (.03)
   Dividends from net realized gain
     on investments......................           (.06)           --           (.03)          (.01)          (.03)
   Dividends in excess of net realized gain
     on investments......................           --            --             --             --             (.03)
                                                  ------         ------        ------         ------         ------
   Total Distributions...................           (.32)          (.25)         (.37)          (.29)          (.33)
                                                  ------         ------        ------         ------         ------
   Net asset value, end of period .......         $32.38         $25.58        $20.55         $15.17         $14.92
                                                  ======         ======        ======         ======         ======
TOTAL INVESTMENT RETURN..................          27.85%         25.68%        37.89%          3.62%           .71%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets           .87%           .91%           .92%          .96%          1.07%
   Ratio of net investment income
     to average net assets...............            .99%          1.34%          2.28%         1.86%          1.66%
   Portfolio Turnover Rate...............           1.23%          4.84%          4.51%         6.58%          9.65%
   Average commission rate paid(2).......         $.0613         $.0633           --             --            --
   Net Assets, end of period
     (000's Omitted).....................     $1,977,638       $845,497       $457,267      $233,459       $237,018

----------------------
(1) Amount represents less than $.01 per share.

(2) For fiscal years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

     Dreyfus Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Fayez Sarofim & Co. ("Sarofim") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

     (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis.

     (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

     (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Appreciation Fund, Inc.
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Bank Line of Credit:

     The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

     The average daily amount of borrowings outstanding during the period ended December 31, 1997 was approximately $191,200, with a related weighted average annualized interest rate of 5.89%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

     (a) Fees payable by the Fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim are payable monthly, computed on the average daily value of the Fund's net assets at the following annual rates:

     Average Net Assets                              Dreyfus           Sarofim
     --------------------                          ----------        ----------
     0 up to $25 million....................        .44 of 1%         .11 of 1%
     $25 up to $75 million..................        .37 of 1%         .18 of 1%
     $75 up to $200 million.................        .33 of 1%         .22 of 1%
     $200 up to $300 million................        .29 of 1%         .26 of 1%
     In excess of $300 million..............       .275 of 1%        .275 of 1%

     (b) Effective October 1, 1997, under the new Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period from October 1, 1997 through December 31, 1997, the Fund was charged $1,210,177 pursuant to the new Shareholder Services Plan.

     Prior to October 1, 1997, under the Shareholder Services Plan, the Fund reimbursed (a) the Distributor for payments made for servicing shareholder accounts ("Servicing") and (b) Dreyfus, Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, and any affiliate of either of them for payments made for Servicing, at an aggregate annual rate of up to .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus or its affiliates paid one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent had a Servicing relationship or for whom the Service Agent was the dealer or holder of record. During the period from January 1, 1997 to September 30, 1997, the Fund was charged $2,161,537 pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1997, the Fund was charged $580,622 pursuant to the transfer agency agreement.

Dreyfus Appreciation Fund, Inc.
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

     The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended December 31, 1997, the Fund was charged $119,755 pursuant to the custody agreement.

     (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTE 4--Securities Transactions:

     The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1997, amounted to $787,427,766 and $18,531,039, respectively.

     At December 31, 1997, accumulated net unrealized appreciation on investments was $577,803,431, consisting of $596,992,264 gross unrealized appreciation and $19,188,833 gross unrealized depreciation.

     At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Appreciation Fund, Inc.
-----------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus Appreciation Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of Dreyfus Appreciation Fund, Inc., including the statement of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Appreciation Fund, Inc. at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                            ERNST & YOUNG LLP
New York, New York
February 4, 1998

Dreyfus Appreciation Fund, Inc.
-----------------------------------------------------------------------------
Important Tax Information (Unaudited)

   For Federal tax purposes the Fund hereby designates $.0608 per share as a long-term capital gain distribution (of which 58.88% is subject to the 20% maximum Federal tax rate) of the $.3108 per share paid on December 29, 1997.

   The Fund also designates 100.00% of the ordinary dividends paid during the fiscal year ended December 31, 1997 as qualifying for the corporate dividends received deduction.

[LOGO]

Dreyfus Appreciation Fund, Inc.
200 Park Avenue
New York, NY 10166

Investment Advisor
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Advisor
Fayez Sarofim & Co.
Two Houston Center,
Suite 2907
Houston, TX 77010

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                     141AR9712